                                                                   Exhibit 10.17

                     AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT


         AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT ("Amendment") dated as of December 31, 2002, by and among TA Operating Corporation, a Delaware corporation (the "Company"), TravelCenters of America, Inc., a Delaware corporation ("Holdings"), and Edwin P. Kuhn (the "Employee").

         WHEREAS, the Company, Holdings and the Employee are parties to an Employment Agreement dated as of January 1, 2000, which agreement was amended by Amendment No. 1 dated as of May 26, 2000 (the "Employment Agreement"); and

         WHEREAS, Holdings and the Employee are parties to a Stock Option Agreement dated as of December 26, 2001 (the "Option Agreement"), pursuant to which Holdings stock options were granted to the Employee under the TravelCenters of America, Inc. 2001 Stock Option Plan; and

         WHEREAS, Holdings, as successor by merger to TCA Acquisition Corporation, and the Employee are parties to a Management Equity Rollover Agreement dated November 9, 2000 (the "Management Equity Rollover Agreement"); and

         WHEREAS, in order to ensure the continued services of the Employee and to provide for an orderly succession following the Employee's retirement, the parties to the aforesaid agreements desire to modify further such Employment Agreement and to modify the Option Agreement and Management Equity Rollover Agreement as hereinafter set forth; and

         WHEREAS, each of Section 11.7 of the Employment Agreement, Section 6.4 of the Option Agreement and Section 11.2(b) of the Management Equity Rollover Agreement permit the parties thereto to amend such agreement in a writing signed by each party.

         NOW, THEREFORE, in consideration of the parties' mutual desire to modify the Employment Agreement, the Option Agreement and the Management Equity Rollover Agreement, and the mutual covenants herein contained, the parties agree as follows effective December 31, 2002:

                         PART I -- EMPLOYMENT AGREEMENT

         Part I of this Amendment shall amend the terms of the Employment Agreement as set forth herein. Capitalized terms used in this Part I not otherwise defined shall have the meanings ascribed to them in the Employment Agreement.

         1. The following shall be inserted as Section 3.3 to the Employment
Agreement:

         "3.3 RETENTION BONUS. In order to encourage the Employee to continue his employment hereunder until his Scheduled Retirement (as such term is defined in Section 5.2.2 hereof), the Company shall pay to the Employee in a single sum on January 31, 2003, if he remains an employee of the Company on the payment date, the amount of Two Hundred Thousand Dollars ($200,000), which amount, when paid, shall thereafter not be forfeitable by the Employee."

         2. The introductory paragraph to Section 5 of the Employment Agreement shall be deleted, and the following shall be inserted therefor:

         "5. TERMINATION OF EMPLOYMENT. The Employee's employment with the Company shall terminate upon the death of the Employee, and the Company shall have the right, at any time during the Term, by delivery of written notice to the Employee, to terminate the Employee's employment as a result of the Employee's Permanent Disability (as such term is defined in Section 5.1 hereof), for Cause (as such term is defined in
         Section 5.3 hereof) or for any other reason, and the Employee shall have the right to resign or to terminate his employment hereunder because of his Scheduled Retirement, the consequences of any such termination or resignation being as specified in this Section 5:"

         3. Section 5.2 of the Employment Agreement shall be deleted, and the following shall be inserted therefor:

         "5.2 RESIGNATION. If the Employee's employment with the Company is terminated during the Term by reason of the Employee's resignation (other than on account of the Employee's `Scheduled Retirement' as defined in Section 5.2.2 hereof or for `Good Reason' as defined in
         Section 5.5 hereof), all obligations of the Company and Holdings, including, without limitation, the obligation to pay salary or other amounts payable under this Agreement to or for the benefit of the Employee, shall terminate upon the effective date of such resignation, and the Employee shall not be entitled to any compensation under this Agreement except for Base Salary accrued and unpaid through, and any vested benefits under any awards to the Employee pursuant to the Stock Incentive Plans, or any amount payable under any other benefit plan of the Company or any Affiliate in accordance with the terms of such plan, as of the effective date of such resignation. The Employee agrees to give the Company one hundred twenty (120) days written notice of his resignation (other than for Good Reason and except for Scheduled Retirement)."

         4. The following shall be inserted as Section 5.2.1 of the Employment
Agreement:

                  "5.2.1 TERMINATION DUE TO SCHEDULED RETIREMENT. If the Employee's employment with the Company hereunder is terminated during the Term because of the Employee's Scheduled Retirement (as Scheduled Retirement is defined in Section 5.2.2 hereof), all obligations of the Company and Holdings, including, without limitation, the obligation to pay salary or other amounts payable under this Agreement to or for the benefit of the Employee, shall terminate upon the date of such Scheduled Retirement, and the Employee shall not be entitled to any compensation under this Agreement except for (i) Base Salary accrued and unpaid through the date of such Scheduled Retirement, (ii) an amount equal to the product of (x) the Annual Bonus, if any, determined by the Compensation Committee for the year in which the Scheduled Retirement occurs, MULTIPLIED BY (y) the fraction, the numerator of which equals the number of days the Employee was employed by the Company during the Fiscal Year in which such Scheduled Retirement occurs and the denominator of which is three hundred sixty-five (365); and (iii) any vested benefits under any awards to the Employee pursuant to the Stock Incentive Plans, or any amount payable under any other benefit plan of the Company or any Affiliate or any other agreement between the Employee and the Company or any Affiliate, in accordance with the terms of such plan or agreement as of the date of such Scheduled Retirement. The Employee agrees to give the Company six (6) months' written notice of his Scheduled Retirement.

                  Upon the Employee's Scheduled Retirement, Holdings and the Company shall offer the Employee the position of Chairman, Non-Executive, in which position the Employee would commence service immediately after the Scheduled Retirement date at an annual salary of Two Hundred Fifty Thousand Dollars ($250,000), with such duties and in accordance with such other terms contained in any supplemental or substitute agreement hereto as to which Holdings, the Company and the Employee may agree; provided that the Employee's refusal of any such offer shall in no way adversely affect his entitlement to any benefit to which he would otherwise have been entitled hereunder or under any other plan or agreement in the event of his Scheduled Retirement, but the Employee shall not be entitled to further vesting under any Stock Incentive Plan if Employee's service does not continue after his Scheduled Retirement.



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

         5. The following shall be inserted as Section 5.2.2 to the Employment
Agreement:

                  "5.2.2 SCHEDULED RETIREMENT. `Scheduled Retirement' shall mean a termination of the Employee's employment as President and Chief Executive Officer of the Company and Holdings on a date selected by the Employee, which date shall be no earlier than June 30, 2004. In order for such termination to be deemed a `Scheduled Retirement,' the Employee must notify the Company in writing of such Scheduled Retirement at least six (6) months in advance of the date selected by the Employee to be the date of his Scheduled Retirement including a Scheduled Retirement date of June 30, 2004. The term `Scheduled Retirement' shall be deemed to include a termination of the Employee's employment as President and Chief Executive Officer of the Company and Holdings following which he remains an Employee of the Company, Holdings or an affiliated company pursuant to an arrangement approved by the Board. A Scheduled Retirement shall not be deemed to be a voluntary resignation without Good Reason nor a discharge of any type."

                        PART II -- STOCK OPTION AGREEMENT

         Part II of this Amendment shall amend the terms of the Stock Option Agreement as set forth herein. Capitalized terms used in this Part II not otherwise defined shall have the meanings ascribed to them in the Stock Option Agreement.

         6. Section 1.2 of the Stock Option Agreement shall be deleted in its entirety, and the following shall be inserted therefor:

                  "SECTION 1.2 CHANGE IN STATUS. `Change in Status' shall mean a reduction in the Optionee's duties, responsibilities or authority, or other change in the Optionee's position with the Company or its affiliates after the Grant Date that is determined by the Board, in its absolute discretion, to be a demotion; provided, however, that the Employee's Scheduled Retirement shall not be deemed to be a Change in Status."

         7. Section 1.22 of the Stock Option Agreement shall be deleted in its entirety, and the following shall be inserted therefor:

                  "SECTION 1.22. SCHEDULED RETIREMENT. "Scheduled Retirement" shall mean a Termination of Employment which shall occur on a date selected by the Optionee, upon at least six (6) months' advance written notice from the Optionee, which Scheduled Retirement date shall in no event be earlier than June 30, 2004."

         8. Section 3.1(c)(i)(A) shall be deleted in its entirety, and the following shall be inserted therefor:



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

                  "(A) TIME OPTION. The Time Option shall become exercisable to the extent indicated on the chart below in lieu of the chart set forth in Section 3.1(a) hereof (unless already exercisable to a greater extent pursuant to another provision of Section
                  3.1 of this Agreement):


                  -------------------------------------------------------------------------------
                                                 TIME OPTION
                  -------------------------------------------------------------------------------
                     FULL YEARS OF      PERCENTAGE OF OPTION SHARES SUBJECT TO TIME OPTION AS TO
                      EMPLOYMENT        WHICH TIME OPTION IS DEEMED EXERCISABLE UPON TERMINATION
                   FOLLOWING JANUARY    OF EMPLOYMENT IN CASES OF DEATH, DISABILITY OR SCHEDULED
                        1, 2001                                RETIREMENT
                  -------------------------------------------------------------------------------

                           0                                      50%
                  -------------------------------------------------------------------------------
                           1                                      60%
                  -------------------------------------------------------------------------------
                           2                                      70%
                  -------------------------------------------------------------------------------
                           3                                      80%
                  -------------------------------------------------------------------------------
                           4                                      90%
                  -------------------------------------------------------------------------------
                           5                                      100%
                  -------------------------------------------------------------------------------


                  ; provided, however, that if the Optionee's Scheduled Retirement occurs on or after June 30, 2004, he shall be deemed to have completed the greater of four full years of employment or the actual number of years of employment (which shall include the Optionee's years of service in the capacity of Chairman, Non-Executive following his Scheduled Retirement) following January 1, 2001 under the above chart."

         9. Section 3.1(c)(i)(B) shall be deleted in its entirety, and the following shall be inserted therefor:

                  "(B) PERFORMANCE OPTION. With respect to the unexercisable portion of the Performance Option as of such Termination of Employment, the Optionee shall be allowed to continue holding a percentage of the unexercisable Option Shares subject to each of the Class A and Class B Performance Options, as indicated on the chart set forth below. Such unexercisable portion of the Performance Option shall remain outstanding and eligible for exercisability on a subsequent Measurement Date, subject to Section 3.2 of this Agreement.


                  -------------------------------------------------------------------------------
                                               PERFORMANCE OPTION
                  -------------------------------------------------------------------------------
                     FULL YEARS OF     PERCENTAGE OF UNEXERCISABLE OPTION SHARES SUBJECT TO EACH
                      EMPLOYMENT        OF CLASS A AND CLASS B PERFORMANCE OPTIONS WHICH REMAIN
                   FOLLOWING JANUARY        OUTSTANDING AND ELIGIBLE FOR EXERCISABILITY UPON
                        1, 2001          TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY OR
                                                          SCHEDULED RETIREMENT
                  -------------------------------------------------------------------------------
                           0                                      50%
                  -------------------------------------------------------------------------------
                           1                                      60%
                  -------------------------------------------------------------------------------
                           2                                      70%
                  -------------------------------------------------------------------------------
                           3                                      80%
                  -------------------------------------------------------------------------------
                           4                                      90%
                  -------------------------------------------------------------------------------
                           5                                      100%
                  -------------------------------------------------------------------------------


                  ; provided, however, that if the Optionee's Scheduled Retirement occurs on or after June 30, 2004, he shall be deemed to have completed the greater of four full years of employment or the actual number of years of employment (which shall include the Optionee's years of service in the capacity of Chairman, Non-Executive, following his Scheduled Retirement) following January 1, 2001 under the above chart.

         10. Section 3.2(b) shall be deleted in its entirety, and the following shall be inserted therefor:

                  "(b) upon a Termination of Employment (provided that in the case of a Scheduled Retirement, Section 3.2(a) shall apply), except as follows:

                       (i) BY COMPANY WITHOUT CAUSE; BY OPTIONEE WITH GOOD REASON; OR DUE TO DEATH OR DISABILITY.

                            (A) TIME OPTION. The portion of the Time Option that
                                is exercisable at the time of a Termination of Employment by the Company without Cause, by the Optionee with Good Reason, or due to death or Disability shall remain exercisable for 60 days following such Termination of Employment.

                            (B) PERFORMANCE OPTION. The portion of the
                                Performance Option that is exercisable at the time of a Termination of Employment by the Company without Cause, by the Optionee with Good Reason, or due to death or Disability shall remain exercisable for 60 days following such

                                Termination of Employment; provided that with respect to any portion of the Performance Option that becomes exercisable following such Termination of Employment pursuant to Section 3.1(c), such exercisable portion of the Performance Option instead shall remain exercisable for 60 days following the relevant Measurement Date, if applicable.

                       (ii) BY COMPANY FOR CAUSE. All exercisable and
                            unexercisable portions of the Option held by the Optionee on the date of Termination of Employment by the Company for Cause will immediately expire and be forfeited on such date.

                       (iii) BY OPTIONEE WITHOUT GOOD REASON. The portions of
                            the Time Option and Performance Option that are exercisable at the time of a Termination of Employment by the Optionee without Good Reason shall remain exercisable for 10 days following such Termination of Employment."

         11. The footnote to Schedule 1 to the Option Agreement shall be deleted in its entirety, and the following shall be inserted therefor:

         "* The number of Option Shares specified above is subject to adjustment (increase but not decrease) in the event the Optionee receives an allocation of shares from the discretionary option pool established by the Board of Directors as of January 1, 2001, and deemed granted as of the Grant Date specified herein. Such discretionary option pool shares shall be allocated annually (beginning in 2001) in equal installments over a period of five years. Any such allocation to the Optionee shall represent a pro rata portion of the discretionary pool shares that are allocated to new Optionees added to the Plan as participants after January 1, 2001 with respect to a particular year following allocations for that year to such new Optionees (as a ratio of (A) one-fifth of the total number of Option Shares granted to the Optionee to
              (B) one-fifth of the total number of shares subject to the options, in each case not including the discretionary pool shares). Allocations from the discretionary pool shall be made pursuant to procedures established by the Committee.

              Pursuant to Article III of this Agreement, the number of Option Shares specified above also is subject to decrease and forfeiture in the event the Optionee experiences a Change in Status prior to the expiration of the Option. Any Option Shares so forfeited shall be added to the discretionary pool for allocation.

              In the event the Optionee's Scheduled Retirement occurs before all of the discretionary pool shares have been allocated as described above (i.e., prior to the end of the five-year period), Optionee shall be entitled to a pro rata allocation for the calendar year in which his Scheduled Retirement occurs, which shall be equal to the product of (x) the number of discretionary pool shares to which the Optionee would have been entitled, but for his Scheduled Retirement, for the year in which the Scheduled Retirement occurs, MULTIPLIED BY (y) the fraction, the numerator of which equals the number of complete months the Employee was employed by the Company during the calendar year in which such Scheduled Retirement occurs and the denominator of which is 12."

                PART III -- MANAGEMENT EQUITY ROLLOVER AGREEMENT

         Part III of this Amendment shall amend the terms of the Management Equity Rollover Agreement as set forth herein. Capitalized terms used in this
Part III not otherwise defined shall have the meanings ascribed to them in the Management Equity Rollover Agreement.

         12. Section 4.2 of the Management Equity Rollover Agreement shall be deleted in its entirety, and the following shall be inserted therefor:

                  "4.2 REQUIRED REPURCHASE - SCHEDULED RETIREMENT. In the event of a Termination by reason of Management Employee's Scheduled Retirement, Management Employee shall have the right to put to the Company upon 60, but not more than 90, days' advance written notice, and if Management Employee exercises such right, the Company shall be required to purchase from Management Employee, all or any part of the TravelCenters Common Stock and equity interests held by Management Employee as follows:

                           (a) commencing on the date of such Scheduled
                           Retirement, the shares of TravelCenters Common Stock held by Management Employee at the Fair Market Value therefor;

                           (b) commencing on the date which is six months after the date of such Scheduled Retirement, 50% of all then exercisable TravelCenters equity interests held by Management Employee at the Fair Market Value of the TravelCenters Common Stock underlying such equity interests, minus the exercise price therefor;

                           (c) commencing on the date which is eighteen months after the date of such Scheduled Retirement, all remaining exercisable TravelCenters equity interests held by Management Employee at the Fair Market Value of the TravelCenters Common Stock underlying such equity interests, minus the exercise price therefor;

                  where, in each case, the Fair Market Value of a share is deemed to be its Fair Market Value (i) if the put right is exercised with proper notice as of the date of Management Employee's Scheduled Retirement or the date which is six months or eighteen months thereafter, the Fair Market Value on the last day of the fiscal quarter which includes the date on which Management Employee provided notice of the exercise of his put right; or (ii) if the put right is exercised with proper notice as of any other date, the Fair Market Value on the last day of the fiscal quarter during which Management Employee provided notice of the exercise of his put right. The foregoing put right may be exercised by Management Employee not more than two times per calendar year and is intended, notwithstanding the language of Section 5.1 of the Stock Option Agreement, dated December 26, 2001, between TravelCenters of America, Inc. and Management Employee, to be in lieu of and to supersede the Company's obligation to repurchase options contained in such Section 5.1. The foregoing provisions of this Section 4.2 to the contrary notwithstanding, if there is a Change of Control which involves the sale by stockholders of the Company other than Management Employee of shares of TravelCenters Common Stock (or the receipt of cash or other property in connection with Change of Control in respect of such shares of TravelCenters Common Stock), the Company shall be required upon the consummation of the transaction which gives rise to the Change of Control to purchase (or cause the purchase of) all remaining shares of TravelCenters Common Stock and TravelCenters equity interests held by Management Employee, at a price per share equal to the price per share paid to such stockholders pursuant to the Change of Control, minus any exercise price, as the case may be."

         13. Section 4.3 of the Management Equity Rollover Agreement shall be deleted in its entirety, and the following shall be inserted therefor:

                           "4.3 CLOSING OF PURCHASE. The closing of any purchase
                  pursuant to Section 4.1 or 4.2 shall take place at the principal office of the Company at a mutually scheduled day and time not later than the 60th day following (a) the later of (i) the date as of which the Fair Market Value with respect to such purchase is determined or (ii) the date as of which the put right is exercised, or (b) the date of the Change of Control, as the case may be."

         14. Section 4.6(a) of the Management Equity Rollover Agreement shall be deleted in its entirety, and the following substituted therefor:

                  "(a) At any time the Company elects or is required to purchase any shares pursuant to this Section 4, the Company shall pay the purchase price for such shares it purchases first, by set-off of any of the Management Employee's Note (including accrued and unpaid interest thereon) and then, by the Company's delivery of a bank cashier's check or certified check for the remainder of such purchase price, if any; provided that in lieu of paying cash, the Company may pay the purchase price for any purchases of shares pursuant to Section
                  4.4 (other than a purchase in connection with a Scheduled Retirement, Termination without Cause or due to a Resignation with Good Reason and except as provided in

                  Section 4.5 above) by delivery of a promissory note substantially in the form of Exhibit B hereto issued by the Company to the Management Employee with an aggregate principal amount equal to the purchase price, bearing interest at the Prime Rate per annum, payable annually in arrears on the outstanding principal amount of such note and accruing on a daily basis from the date payment is otherwise required pursuant to this Section 4, and with principal payments to Management Employee in four equal annual installments commencing on the first anniversary of the date of such note."

         15. Section 4.7(a) of the Management Equity Rollover Agreement shall be deleted in its entirety, and the following substituted therefor:

                  "(a) For purposes of this Section 4, the terms `Cause,' `Change of Control,' `Disability,' `Good Reason' and `Scheduled Retirement' have the meanings given to such terms in the Stock Option Agreement between Management Employee and TravelCenters, dated the Closing Date, as it may be amended from time to time, entered into pursuant to the TravelCenters of America, Inc. 2001 Stock Option Plan; in addition, the following terms shall have the following meanings:"

                            PART IV -- MISCELLANEOUS

         16. ALTERNATIVE SATISFACTION OF COMPANY'S OBLIGATIONS. In the event that this Amendment provides for any payment or benefit to the Employee in Part I, II or III hereof which cannot be provided because this Amendment conflicts with or contradicts another provision in any other plan or agreement or because the Amendment is deemed not to have amended the provisions of the agreement which it purports to amend, Holdings or the Company shall provide the Employee with an "Alternative Benefit" in lieu thereof. The Alternative Benefit is a benefit or payment which places the Employee in at least as good of an economic position as if the payment or benefit promised by this Amendment (a) were provided exactly as called for by this Amendment and (b) had the favorable economic, tax and legal characteristics customary for plans, policies or arrangements of that type.

         IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Employment Agreement as of the date first above written.

                                   TRAVELCENTERS OF AMERICA, INC.
                                                     ("Holdings")

                                   By: /s/ Steven B. Gruber
                                      ---------------------------------------
                                   Steven B. Gruber
                                   Chairman, Compensation Committee

                                   TA OPERATING CORPORATION
                                                     ("Company")

                                   By: /s/ Steven B. Gruber
                                      ---------------------------------------

                                   Steven B. Gruber
                                   Chairman, Compensation Committee


                                              /s/ Edwin P. Kuhn
                                      ---------------------------------------
                                               Edwin P. Kuhn

                                               ("Employee")